                                                                   EXHIBIT 10.25

                              SPECIAL WARRANTY DEED

           TO ALL PEOPLE TO WHOM THESE PRESENTS SHALL COME, GREETING:

     KNOW YE, That HOLOGIC, INC., a Delaware corporation with an office at 35 Crosby Drive, Bedford, Massachusetts ("Grantor"), for good and valuable consideration received to Grantor's full satisfaction does give, grant, bargain, sell and confirm unto the said BONE (DE) QRS 15-12, Inc., a Delaware corporation with an address c/o W.P. Carey & Co., LLC, 50 Rockefeller Plaza, Second Floor, New York, New York 10020 ("Grantee"), and to the Grantee's successors, and assigns forever all of its right, title, interest, claim and demand whatsoever in the premises bounded and described in Exhibit A attached hereto and made a part hereof ("Premises").

     TO HAVE AND TO HOLD the above-granted and bargained Premises, with the appurtenances thereof unto the said Grantee, its successors and assigns forever, to Grantee and its own proper use and behoof.

     AND ALSO, the said Grantor does for his heirs, executors, administrators, successors and assigns covenant with the said Grantee, its successors and assigns, that at and until the ensealing of these presents Grantor is well seised of the Premises, has a good indefeasible estate in fee simple; and has good right to bargain and sell the same in manner and form as is above written; and that the same is free from all encumbrances created by or through Grantor only (and none other), subject to and with the benefit of all restrictions, easements, covenants, conditions, agreements and other appurtenant rights of record.

     AND FURTHERMORE, the said Grantor does by these presents bind himself and his heirs, successors and assigns forever to warrant and defend the above granted and bargained Premises to the said Grantee, its successors and assigns, against defects, liens and encumbrances created by or through Grantor only (and none other), except as hereinbefore mentioned.

     IN WITNESS WHEREOF, Grantor has caused these presents to be signed by its corporate officer and its corporate seal to be hereto affixed this 28th day of August, 2002.

Signed, sealed and delivered in
the presence of or attested by:           HOLOGIC, INC., a Delaware corporation


  /s/ Stephen P. Campbell                 By: /s/ Glenn P. Muir
-------------------------------              -----------------------------------
                                             Name:  Glenn P. Muir
                                             Title: Treasurer and Executive Vice
                                                    President, Finance and
                                                    Administration

  /s/ Carl E. Axelrod
-------------------------------

COMMONWEALTH OF MASSACHUSETTS   )
                                )   ss.
COUNTY OF SUFFOLK               )

Before me, the undersigned, this 26th day of August, 2002, personally appeared Glenn P. Muir, known to me to be the Treasurer and Executive Vice President - Finance and Administration of Hologic, Inc., and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed as such officer, and the free act and deed of said Hologic, Inc.

In Witness Whereof, I hereunto set my hand.

                                                 /s/ Colleen P. Hussey
                                           -------------------------------------

                                           Commissioner of the Superior Court
                                           Notary Public
                                           My Commission Expires:  June 14, 2007

                                    EXHIBIT A

                          Legal Description of Premises

PARCEL 1

A certain piece or parcel of land, with the buildings and improvements thereon, located in the Town of Danbury, County of Fairfield and State of Connecticut, more particularly bounded and described as follows:

     Beginning at a point on the easterly highway line of Ye Old Road at the northwesterly corner of the herein described parcel, thence running in an easterly, southerly and easterly direction along the southerly boundary line of land now or formerly of Seymour R. Powers, Trustee, et als (Parcel "Br") the following courses and distances.

          N 70 DEG. 54'11" E     320.000'
          S 19 DEG. 05'49" E      69.445'
          N 72 DEG. 28'55" E      93.118'

to a point on the westerly highway line of Apple Ridge Road (property of Seymour
R. Powers, Trustee, et als) and the northeasterly corner of the herein described parcel, thence running along said westerly highway line the following courses and distances:

          S 20 DEG. 05'04" E      111.00'

thence along a curve to the left with a central angle of 87 DEG. 00'19", a radius of 365.00' and an arc length of 554.263' to a point, thence turning and running in a southerly direction along land of Seymour R. Powers, Trustee, et als on a course bearing S 17 DEG. 05'23" E a distance of 91.332' to a point on the northerly boundary line of land now or formerly of Mary A. Farwell, thence turning and running along the northerly and westerly boundary lines of said Mary A. Farwell the following courses and distances:

          S 49 DEG. 44'28" W      611.97'
          S 30 DEG. 30'08" E      135.00'

to a point on the northerly highway line of Ye Old Road, thence turning and running along the northerly and easterly highway lines of said Ye Old Road (an unimproved highway) the following courses and distances:

          S 57 DEG. 15'16" W      170.10'
          S 50 DEG. 48'11" W       37.62'
          S 52 DEG. 15'10" W       78.01'
          N 11 DEG. 49'23" W       36.98'
          N 13 DEG. 35'48" W      109.08'
          N 16 DEG. 35'03" W      201.38'
          N 15 DEG. 44'38" W      264.38'
          N 16 DEG. 19'21" W      186.64'

          N 23 DEG. 48'32" W       32.66'
          N 16 DEG. 56'54" W     234.849'

to the point of place of beginning. Said parcel contains 10.973 Acres and is more particularly shown and described on a map entitled "ALTA/ACSM Land Title Survey, Plan of Land in City of Danbury, Connecticut, Prepared for Hologic, Inc.", Dated August 7, 2002 Prepared by the BSC Group, Inc., Rohan Freeman, L.S. 70046.

Together with the perpetual right to pass and repass over, through, under and across the entire length and width of a certain roadway shown and designated as Apple Ridge Road on the above referenced map, for the purpose of egress and ingress and for the purpose of obtaining water, gas electric and telephone service and other utilities, and for the purpose of installing thereon and thereunder all improvements, equipment and appurtenances required for such services and for such ingress and egress, to the above described premises from the public highway known as Kenosia Avenue.

Together with a perpetual drainage and sewer easement as set forth in a deed from Seymour R. Powers to Seymour R. Powers, Trustee dated September 5, 1989 and recorded September 17, 1989 in Volume 931, Page 1002 of the Danbury Land Records. Said easement was partially released by instrument dated May 8, 1996 and recorded in Book 1147, Page 1142 of the Danbury Land Records.

Together with the right to use, pass and repass for all purposes on, over, across and under the roadway known as Ye Old Road, Danbury, Connecticut.

Together with and subject to the provisions of a Road Maintenance Agreement with Thermotrex Corporation dated as of March 31, 1993 and recorded in Book 1045, Page 238 of the Danbury Land Records.

Together with a scenic view easement as set forth in (i) a warranty deed from Seymour R. Powers to Thermotrex Corporation dated March 26, 1993 and recorded April 1, 1993 in Book 1043, Page 819 of the Danbury Land Records; (ii) a warranty deed from Melvyn J. Powers to Thermotrex Corporation dated March 30, 1993 and recorded April 1, 1993 in Book 1043, Page 826 of the Danbury Land Records; (iii) a trustee's deed from Melvyn J. Powers and Union Trust Company, as trustees for Gary S. Kepniss, to Thermotrex Corporation dated March 30, 1993 and recorded April 1, 1993 in Book 1043, Page 833 of the Danbury Land Records;
(iv) a warranty deed from Alice Powers to Thermotrex Corporation dated March 26, 1993 and recorded April 1, 1993 in Book 1043, Page 812 of the Danbury Land Records; (v) a trustee's deed from Seymour R. Powers, as trustee of the Seymour
R. Powers Revocable Trust Agreement, to Thermotrex Corporation dated March 26, 1993 and recorded April 1, 1993 in Book 1043, Page 839 of the Danbury Land Records; and (vi) a quitclaim deed from Pow-Dan II Corporation to Thermotrex Corporation dated March 30, 1993 and recorded in Book 1043, Page 844 of the Danbury Land Records.

PARCEL 2

A certain piece or parcel of land, with any buildings and improvements thereon, located in the Town of Danbury, County of Fairfield and State of Connecticut, which parcel contains 0.434 Acres more particularly shown and described on map No. 10206 of the Danbury Land Records and is more particularly bounded and described as follows:

Beginning at a point on the easterly highway line of Ye Old Road at the southeasterly corner of the herein described parcel, thence running west S 78 DEG. 10' 37" W a distance of 17.50' to a point;

Thence running N 13 DEG. 58'10" W a distance of 144.99' to a point;

Thence running N 15 DEG. 22'00" W a distance of 57.18' to a point;

Thence running N 15 DEG. 37'24" W a distance of 144.37' to a point;

Thence running N 15 DEG. 0l'25" W a distance of 75.46' to a point;

Thence running N 16 DEG. 49'37' W a distance of 152.31' to a point;

Thence running N 16 DEG. 28'35" W a distance of 222.57' to a point;

Thence running N l9 DEG. 57'59" W a distance of 35.75' to a point;

Thence running N 17 DEG. 28'32" W a distance of 231.51' to a point; the last eight courses running along land now or formerly of Wooster School Corp;

Thence running N 73 DEG. 03'06" E a distance of 18.95' to a point; which point marks the northeasterly corner of the herein described parcel;

Thence running S 16 DEG. 56'54" E a distance of 234.849' to a point;

Thence running S 23 DEG. 48'32" E a distance of 32.66' to a point;

Thence running S 16 DEG. 19'21" E a distance of 186.64' to a point;

Thence running S 15 DEG. 44'38" E a distance of 264.38' to a point;

Thence running S 16 DEG. 35'03" E a distance of 201.38' to a point;

Thence running S 13 DEG. 35'48" E a distance of 109.08 to a point;

Thence running S 11 DEG. 49'23" E a distance of 36.98' to the point and place of beginning; which last six courses are along Parcel 1 described herein.